                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
            UNREGISTERED 10 1/8% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                          HOME INTERIORS & GIFTS, INC.
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST  , 1998

     As set forth in the Prospectus (as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 10 1/8% Senior Subordinated Notes due 2008 (the "Old Notes") of Home Interiors & Gifts, Inc., a Texas corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON SEPTEMBER   , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

                                  Deliver to:
            United States Trust Company of New York, Exchange Agent

   By Registered or Certified Mail:           By Hand or Overnight Delivery
                                                    before 4:30 p.m.:
      United States Trust Company              United States Trust Company
              of New York                              of New York
     P.O. Box 843, Cooper Station                     111 Broadway
       New York, New York 10276                 New York, New York 10006
  Attention: Corporate Trust Services       Attention: Lower Level Corporate
                                                      Trust Window

                   By Facsimile (for Eligible Institutions):
                                 (212) 780-0592
                          Attention: Customer Service

                               For Information or
                           Confirmation by Telephone:
                                 (212) 568-6565

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the
Prospectus dated August   , 1998 (the "Prospectus"), and in the accompanying
Letter of Transmittal, receipt of which is hereby acknowledged, $            in
aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered
Holder(s):
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                                 (PLEASE TYPE OR PRINT)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
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Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holders(s):
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Dated:
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[ ] The Depository Trust Company
   (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number
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               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal, properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.